UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2026

Arboretum Silverleaf Income Fund, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-211626	81-1184858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Arboretum Drive, Suite 105 Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 294-1420

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 1, 2026, Arboretum Silverleaf Income Fund, L.P. (the “Partnership”), finalized discussions with its independent registered public accounting firm, Berkowitz Pollack Brant Advisors + CPAs (“BPBA”) and terminated its engagement with BPBA. On April 1, 2026, the Partnership also engaged Stephano Slack LLC (“Stephano Slack”) as the Partnership’s independent registered public accounting firm for the Partnership’s fiscal year ended December 31, 2025, effective immediately.

BPBA’s report on the Partnership’s financial statements for the fiscal years ended December 31, 2024 and 2023 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no i) “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with BPBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to BPBA’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Partnership; and (ii) “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership has provided BPBA with a copy of the disclosures it is making in this Form 8-K and requested that BPBA furnish the Partnership a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. A copy of BPBA’s letter, dated April 7, 2026, is filed as Exhibit 16.1 to this Form 8-K.

During the Partnership’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Partnership nor anyone acting on its behalf has consulted with Stephano Slack regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, and neither a written report or oral advice was provided to the Partnership that Stephano Slack concluded was an important factor considered by the Partnership in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item	Description
16.1	BPBA Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2026	Arboretum Silverleaf Income Fund, L.P.

	By:	/s/ Joshua Yifat
Joshua Yifat
Chief Financial Officer